THE PARNASSUS FUNDS

Quarterly Report March 31, 2007

The Funds that do well by doing good

Parnassus Fund
Parnassus Workplace Fund
Parnassus Small-Cap Fund
Parnassus Mid-Cap Fund

Parnassus Fund	(PARNX)

Parnassus Workplace Fund	(PARWX)

Parnassus Small-Cap Fund	(PARSX)

Parnassus Mid-Cap Fund	(PARMX)

TABLE OF CONTENTS

Letter from Parnassus	1

Fund Performance

The Parnassus Fund	5

The Workplace Fund	8

The Small-Cap Fund	11

The Mid-Cap Fund	14

Summary Portfolios

The Parnassus Fund	19

The Workplace Fund	21

The Small-Cap Fund	22

The Mid-Cap Fund	24

THE PARNASSUS FUNDS

May 7, 2007

DEAR SHAREHOLDER:

Enclosed are reports for the first three months of 2007 for the four Parnassus Funds: the Parnassus Fund, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund. For each fund, we discuss how we performed and what contributed to the performance.

We’re pleased to announce the addition of Ben Allen as a co-portfolio manager for the Fixed-Income Fund. Todd Ahlsten will continue to be the lead portfolio manager for the Fund. Ben will also continue his duties as the portfolio manager for the California Tax-Exempt Fund and as a senior research analyst, while Todd will continue to be the sole portfolio manager for the Equity Income Fund. Ben’s done a great job at Parnassus since he joined the firm in 2005, and we’re confident that he and Todd will continue to manage the Fixed-Income Fund well. As some of you may remember, Ben interned at Parnassus in the summer of 2004 while he was an MBA student at the University of California, Berkeley. Before business school, he was with Morgan Stanley, working in the venture capital group and also in the investment banking division. As a side note, Ben and I were in the same investment banking analyst class at Morgan Stanley, and Ben’s older brother, David, interned for Parnassus in 1990. We’re fortunate to have Ben here at Parnassus.

Electronic Document Delivery

We’ve been working for some time on the electronic delivery of fund documents, and now we can deliver your prospectuses, statements and other fund materials electronically, which will save a few trees. To sign up for electronic delivery, log onto your account at www.parnassus.com, select Update Your Info and then go to Document Delivery Preferences. You can select from different options for each type of document. For example, you can choose to continue receiving these reports by mail and receive your statements by electronic notification. As always, we continue to offer our shareholders new services and we appreciate your feedback and suggestions.

The Parnassus Funds • March 31, 2007        1

Before the reports begin, my father, Jerome Dodson, describes a scholarship program that he and my mother, Thao Dodson, are sponsoring in Vietnam. I think you’ll find it interesting.

Thank you for being an investor with Parnassus.

Yours truly,

Stephen J. Dodson

Executive Vice President and Chief Operating Officer

2        The Parnassus Funds • March 31, 2007

DEAR SHAREHOLDER:

Before I talk about each fund, I would like to tell you about a trip I took to Vietnam in March. Below you will find a picture of my wife, Thao Nguyen Dodson, and me with a group of Vietnamese schoolgirls. In the upper left-hand corner of the photograph, you will notice a star, a hammer and sickle and a bust of Ho Chi Minh. Appearances to the contrary notwithstanding, I have not gone communist. I’m a confirmed and committed capitalist and very likely to remain so.

The occasion for the photo was a trip in March by Thao and me to Vietnam to check out our program to provide scholarships to 100 girls all over Vietnam. This picture was taken in the Village of Tan Ly in Nam Dinh Province, which is about 130 kilometers from Hanoi in North Vietnam. Thao was born in Tan Ly and after returning there a few years ago decided that she wanted to do something for underprivileged girls in Vietnam. Twelve of the 100 scholarship girls live in Tan Ly. The ceremony was held in the village meeting hall, hence the communist symbols.

The Parnassus Funds • March 31, 2007        3

Although Vietnam has a public school system, it does not pay for things like uniforms, books and supplies. Many girls from poor families are unable to attend school because they cannot afford these things. Our scholarship program supplies the money to buy the uniforms and school supplies, as well as other basic needs such as food or a bicycle to get to school.

The Vietnam office of the San Francisco-based Asia Foundation has done a wonderful job of administering the program. With a local partner, the Foundation picks the girls and makes sure the program functions properly. The Foundation has a program called Give2Asia, which provides a mechanism for individuals to contribute or start charitable programs in Asia.

What’s remarkable is how a very modest sum of money can change lives. For example, our scholarship program in Vietnam costs only $200 per girl, so a minimum contribution of $1,000 can send five girls to school for a year, and there is a minimum commitment of four years to keep the girls in school during their critical formative years.

For any of you who may want to sponsor a program in Asia, you should contact the Give2Asia program at the Asia Foundation (www.asiafoundation.org). If you’re interested in helping Thao and me expand our program to include more Vietnamese girls, call, write or e-mail me at Parnassus Investments. It would be great to have you as a partner.

Jerome L. Dodson

President

4        The Parnassus Funds • March 31, 2007

THE PARNASSUS FUND

As of March 31, 2007, the net asset value per share (NAV) of the Parnassus Fund was $36.56, so the total return for the first quarter was 0.91%. This compares to a return of 0.64% for the S&P 500 Index (“S&P 500”), 1.56% for the Lipper Multi-Cap Core Average and 0.44% for the Nasdaq Composite Index (“Nasdaq”). We slightly underperformed the Lipper average, but we beat the S&P and the Nasdaq by a small margin.

Below is a table comparing the Parnassus Fund with the S&P 500, the Nasdaq and the Lipper average over the past one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended March 31, 2007	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

THE PARNASSUS FUND	7.28%	7.08%	1.16%	7.79%	1.02%	1.00%

S&P 500 Index	11.83%	10.07%	6.26%	8.20%	NA	NA

Lipper Multi-Cap Core Average	9.34%	10.06%	6.92%	9.38%	NA	NA

Nasdaq Composite Index	4.23%	7.45%	6.22%	7.58%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. As described in Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, through April 30, 2008.

The Parnassus Funds • March 31, 2007        5

Analysis

Seven stocks each contributed 10¢ or more to the NAV. Only three stocks accounted for losses of 10¢ or more on the NAV, but one had a major negative impact. Invacare, a Cleveland-based manufacturer of home healthcare equipment, hit the NAV for a loss of 39¢, as the share price plunged 29.0%, going from $24.55 to $17.44 a share. The government reduced the reimbursement rate for home healthcare equipment and this had a negative impact on the company’s revenue. Invacare also faces tough competition from Asian imports. We’re hanging onto the stock, because we think earnings will improve due to cost-cutting measures including the introduction of new products that the company manufactures in China.

Amgen, the nation’s largest biotechnology company, saw its stock drop 18.2% from $68.31 to $55.88 for a loss of 16¢ for each Parnassus share. The stock fell on reports that Medicare was planning to impose reimbursement limits on Amgen’s two main drugs, Epogen and Aranesp.

SLM Corporation (also known as Sallie Mae) also faces regulatory pressure. In this case, there are proposals in Congress to reduce subsidies on student loans. This caused the stock to drop 16.1% from $48.77 to $40.90 for a loss of 15¢ on the NAV.

Turning to our winners, the stock with the most positive impact was software company Citrix Systems. It contributed 25¢ to the NAV, as its share price rose 18.4% from $27.05 to $32.03. Citrix’s flagship product, Presentation Server, ties together all the software applications used by a company. Its sales declined last year, but stabilized in the final quarter. On the other hand, sales climbed sharply for its new product, WanScaler, which accelerates performance over wide-area networks and supports users in branch offices, connecting them to the central headquarters.

6        The Parnassus Funds • March 31, 2007

Headset-maker Plantronics added 16¢ to each Parnassus share, as the stock price rose 11.4% from $21.20 to $23.62. Demand has been strong for its new wireless-headset products used in offices, and interestingly, sales have been especially strong in emerging markets. Plantronics still has a loss in its Bluetooth business because of tough price competition, but the loss is much smaller than in previous quarters, and we expect that business to show a modest profit before long.

Internet auctioneer eBay also contributed 16¢ to the NAV as its stock climbed 10.2%, going from $30.07 to $33.15. Higher average selling prices and better conversion rates for its core listings business helped move the stock higher, as did improved trends in its PayPal and Shopping.com businesses.

Invitrogen provides research tools in kit form and other research products and services to government, corporations and universities involved in molecular biology research. The stock went up 12.5% from $56.59 to $63.65, adding 15¢ to the NAV. Better management of the sales force and stronger demand resulted in higher sales for the last quarter.

Chemed owns VITAS Healthcare Services, a home hospice company, and Roto-Rooter. The stock added 15¢ to each Parnassus share by climbing 25.7% from $36.98 to $46.49 where we sold it. Previously, the VITAS business had weak earnings because of a Medicare cap on its revenues, but the company has taken steps to reduce the negative effect of the cap. Good cost control and better earnings at the company’s Roto-Rooter plumbing business also helped the stock move higher.

Valero Energy Corporation also added 15¢ to the NAV, as its stock price rose 26.1% from $51.16 to $64.49. Valero is primarily an oil-refiner, so its earnings don’t depend as much on the price of oil as on the spread between the price of crude oil and the price of refined oil (known as the “crack spread”). The “crack spread” is now 23% higher than it was last year because of tight capacity at oil refineries. Valero is now the largest oil refiner in North America.

Foot Locker, the athletic shoe store chain, added 11¢ to the NAV with the stock climbing 7.4% from $21.93 to $23.55. Strong sales in Europe moved the share price higher.

Note: The Outlook and Strategy section appears after the performance discussion of all four funds.

The Parnassus Funds • March 31, 2007        7

THE PARNASSUS WORK PLACE FUND

As of March 31, 2007, the net asset value per share (NAV) of the Parnassus Work-place Fund was $16.98, so the total return for the first quarter was a loss of 0.41%. This compares to a gain of 0.64% for the S&P 500 and a gain of 1.56% for the average multi-cap core fund followed by Lipper Inc. Below is a table comparing the performance of the Parnassus Workplace Fund with that of the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Core Average. The table includes average annual returns for the one-year period, for the period since inception and for the period since September 30, 2005. We include the period since September 30, 2005 because that was about the time when the Fund was first substantially invested in stocks. Previously, most of the assets were in cash. Also, very few shareholders had invested in the Fund before that date.

Average Annual Total Returns for periods ended March 31, 2007	One Year	Since 9-30-05	Since Inception on April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS WORKPLACE FUND	8.62%	11.28%	9.24%	4.05%	1.21%

S&P 500 Index	11.83%	12.30%	13.43%	NA	NA

Lipper Multi-Cap Core Average	9.34%	11.56%	14.24%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. As described in Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, through April 30, 2008.

8        The Parnassus Funds • March 31, 2007

Analysis

Four stocks contributed the most to our underperformance for the quarter, with each one costing the NAV 7¢ or more. The one that made the biggest negative impact was Amgen whose stock dropped 18.2%, going from $68.31 to $55.88 for a loss of 17¢ for each Parnassus share. This amounted to a loss of 1% for the Fund’s return this quarter. In other words, without Amgen, the Fund would have had a positive return, close to that recorded by the S&P 500. Potential reimbursement limits by the federal government on its two main drugs, Epogen and Aranesp, caused the stock price to decline.

BEA Systems cost the Fund 9¢ per share, as its stock dropped 11.3% from $13.06 where we bought it during the quarter to $11.59 at the end of the period. The company provides e-commerce infrastructure software used in banking, securities trading, telecommunications, airlines, retail and manufacturing. The software allows servers to communicate with each other and provides a platform to run software applications such as billing and transaction processing. The stock declined after management forecasted weaker than expected revenue for the upcoming quarter, citing sluggish growth in Japan and the United Kingdom and slowing growth for its core product, WebLogic. We expect the stock to recover as sales execution improves and strong new products are introduced this year.

Gevity HR, a provider of human resource services to thousands of small and medium-sized businesses, dropped 16.7% during the quarter, going from $23.69 to $19.74 for a loss of 8¢ on the NAV. In an effort to attract larger clients and reduce risk, the company is changing its business model from one emphasizing discounted healthcare coverage to one that focuses on higher value-added HR services. Because of this, many clients have left and Gevity has not yet replaced them with new clients, but we’re hopeful that things will improve later this year.

Timberland, the shoe manufacturer, caused the NAV to drop by 7¢, as its stock price declined 17.6% from $31.58 to $26.03. Sales have declined at Timberland, especially in Europe (44% of total sales), where the European Union has imposed tariffs on shoes made in China and Vietnam, where most of Timberland’s products are made.

The Parnassus Funds • March 31, 2007        9

Three companies made positive contributions to the Workplace Fund, with each adding 7¢ or more to the NAV. The leader was Valero, one of Fortune magazine’s 100 Best Places to Work; it added a 24¢ gain to each fund share as its stock soared 26.1%, moving from $51.16 to $64.49. Valero refines more crude than any other company, and the price spread between crude oil and refined oil is 23% higher than it was a year ago because of tight refining capacity.

QUALCOMM, developer of the CDMA technology that makes cell phones work, contributed 10¢ to each Parnassus share during the quarter, with its stock price increasing 12.9% from $37.79 to $42.66. The company has the dominant share of the market for 3G (third generation) cell phones and strong demand has meant strong earnings.

eBay added 7¢ to each fund share, as its stock rose 10.2% from $30.07 to $33.15. Higher average selling prices for items sold via its auctions and better conversion rates helped move the stock higher as did improved trends at PayPal and Shopping.com.

10        The Parnassus Funds • March 31, 2007

THE PARNASSUS SMALL - CAP FUND

As of March 31, 2007, the net assets value per share (NAV) of the Parnassus Small-Cap Fund was $17.97, so the total return for the quarter was 0.17%. This compares to 1.95% for the Russell 2000 Index (“Russell 2000”) and 2.78% for the average small-cap core fund followed by Lipper Inc., so we underperformed the indices for the quarter. Below is a table comparing the performance of the Parnassus Small-Cap Fund with that of the Russell 2000 and the Lipper Small-Cap Core Average. The table includes average annual returns for the one-year period, the period since inception and the period since September 30, 2005. We include the period since September 30, 2005 because that was about the time when the Fund was first substantially invested in stocks. Previously, most of the assets were in cash. Also, very few shareholders had invested in the Fund before that date.

As you can see from the table, the Fund is slightly ahead of the Lipper average for the one-year period and slightly behind the Russell 2000 for the one-year period. Since September 30, 2005, though, we are well ahead of both the Russell 2000 and the Lipper average. We lag behind both indices for the period since inception, since the Fund was mostly in cash from inception until September 30, 2005, while the Russell 2000 gained an amazing 16.73% during that period.

Average Annual Total Returns for periods ended March 31, 2007	One Year	Since 9-30-05	Since Inception on April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS SMALL-CAP FUND	5.46%	16.29%	13.76%	3.05%	1.42%

Russell 2000 Index	5.97%	14.29%	19.86%	NA	NA

Lipper Small-Cap Core Average	5.45%	12.53%	18.04%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. As described in Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, through April 30, 2008.

The Parnassus Funds • March 31, 2007        11

Analysis

Three companies hurt the Fund’s performance the most during the quarter, with each one having a negative impact of 10¢ or more on the NAV. Invacare, a provider of home healthcare equipment, accounted for a drop of 20¢ on the NAV, as its shares sank 29.0%, dropping from $24.55 to $17.44. The government reduced the reimbursement rate for healthcare equipment, and this had a negative impact on the company’s revenue. Invacare also faced tough competition from Asian imports. We think earnings will improve because of cost-cutting measures, including the introduction of new products that the company manufactures in China.

Gevity HR, a provider of human resource services to mostly small and medium-sized businesses, dropped 16.7% during the quarter, going from $23.69 to $19.74 for a loss of 12¢ on the NAV. In an effort to attract larger clients and reduce risk, the company is changing its business model from one emphasizing discounted healthcare coverage to one that focuses on higher value-added HR services. Because of this change, many clients left and Gevity has not yet replaced them. We’re hopeful that things will improve later this year.

Powerwave saw its stock decline by 11.8% from $6.45 to $5.69 for a loss of 10¢ for each fund share. The company designs, manufactures and markets communication infrastructure products for cellular telephone networks. The big telecommunication equipment companies are Powerwave’s main customers and several of them have recently merged or created joint ventures such as Alcatel/Lucent and Nokia/Siemens. These mergers have caused those companies to reduce inventory, thereby hurting Powerwave’s sales. This phenomenon has combined with weak industry demand in general to hurt Powerwave’s revenue and earnings. The stock now trades at “bargain-basement” levels, and we believe it will come back strong when infrastructure spending picks up at cellular telephone networks.

12        The Parnassus Funds • March 31, 2007

There were also three stocks that made substantial positive contributions to the Fund with each adding 9¢ or more to each Parnassus share. Chemed was the big winner with a gain of 17¢ on the NAV, as its stock soared 26.6% from $36.98 to $46.81, where we sold it during the quarter. Chemed owns VITAS Healthcare Services, a home hospice company, and Roto-Rooter. We bought the stock last year when it was depressed because of Medicare cap limitations on some of its revenue in the VITAS business, but that situation has now improved. Good cost control at VITAS and stronger earnings at Roto-Rooter also helped move the stock higher.

Headset-provider Plantronics added 9¢ to each fund share, as the stock price climbed 11.4% from $21.20 to $23.62. Demand has been strong for its new wireless-headset products used in offices, and interestingly, sales have been especially strong in emerging markets. Plantronics still has a loss in its Bluetooth business because of tough price competition, but the loss is much smaller than in previous quarters and we expect that business to show a profit before too long.

Invitrogen provides research tools in kit form and other research products and services to government, corporations and universities involved in molecular biology research. The stock moved up 12.5% from $56.59 to $63.65, adding 9¢ to each fund share. Better management of the sales force and stronger demand resulted in higher sales for the last quarter.

The Parnassus Funds • March 31, 2007        13

THE PARNASSUS MID - CAP FUND

As of March 31, 2007, the net asset value per share (NAV) of the Parnassus Mid-Cap Fund was $17.55, so the total return for the quarter was 1.09%. This compares to 5.80% for the S&P MidCap 400 Index (“S&P MidCap”) and 4.44% for the average mid-cap value fund followed by Lipper Inc. We were substantially behind both indices for the quarter although we did manage to beat the S&P 500 which came in at only 0.64% for the quarter.

Below is a table comparing the performance of the Parnassus Mid-Cap Fund with that of the S&P MidCap Index and the Lipper MidCap Value Average. The table includes average annual returns for the one-year period, the period since inception and the period since September 30, 2005. We include the period since September 30, 2005 because that was about the time when the Fund was first substantially invested in stocks. Previously, most of the assets were in cash. Also, very few shareholders had invested in the Fund before that date. As you can see from the table, we lag the indices for the one-year period and since inception, but we’re ahead of the S&P MidCap Index for the period since September 30, 2005, and we’re not too far behind the Lipper average for that period.

Average Annual Total Returns for periods ended March 31, 2007	One Year	Since 9-30-05	Since Inception on April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS MID-CAP FUND	8.01%	13.99%	10.35%	5.31%	1.42%

S&P MidCap 400 Index	8.44%	13.34%	17.93%	NA	NA

Lipper Mid-Cap Value Average	13.37%	14.74%	18.42%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P MidCap 400 is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. As described in Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, through April 30, 2008.

14        The Parnassus Funds • March 31, 2007

Analysis

Four stocks had significant negative impacts on the Fund during the quarter, each accounting for a loss of 6¢ or more on the NAV. SLM Corporation (formerly known as the Student Loan Marketing Corporation or Sallie Mae) had a stock price decline of 16.1% from $48.77 to $40.90 for a loss of 11¢ for each fund share. There are proposals in Congress to reduce subsidies for student loans.

Micron Technology moved the NAV 8¢ lower, as its stock sank 13.5% from $13.96 to $12.08. The company makes memory chips called DRAMs and prices have declined because of excess capacity and inventory. The new Vista operating system for personal computers would use more DRAMs than Windows, but users have been slow to adopt Vista, so DRAM demand has been lower than expected.

The stock of BEA Systems dropped 6.1% from $12.34 where we bought it during the quarter to $11.59 for a loss of 7¢ for each fund share. The company provides e-commerce infrastructure software used in banking, securities trading, telecommunications, airlines, retail and manufacturing. The software allows servers to communicate with each other and provides a platform to run software applications such as billing and transaction processing. The stock declined because management forecasted weaker than expected revenue for the upcoming quarter, citing sluggish growth in Japan and the United Kingdom and slowing growth for its core product, WebLogic. We expect the stock to recover as sales execution improves and strong new products are introduced this year.

The stock of JDS Uniphase dropped 8.6% from $16.66 to $15.23 for a loss of 6¢ on the NAV. The company provides equipment for optical fiber telecommunication networks, as well as test and measurement products for those networks. Although capital spending for telecommunications has increased substantially since the slump from 2000 to 2005, JDS has not seen the revenue and earnings growth that some other suppliers have experienced. We continue to hold the stock since we think that revenue for the company will grow significantly over the next two years.

The Parnassus Funds • March 31, 2007        15

Four stocks produced substantial gains for the Parnassus Mid-Cap Fund. The leader was software-provider Citrix Systems whose stock rose 18.4% from $27.05 to $32.03 for a gain of 11¢ on the NAV. The company’s main product, Presentation Server, ties all of a firm’s software applications together. We started buying the stock late last year when it dropped because of declining sales of Presentation Server. Sales of that flagship product have stabilized this year, while sales have climbed sharply for its new product, WanScaler, which operates over wide-area networks, supporting users at remote locations and connecting a branch office to central headquarters.

Invitrogen provides research tools in kit form and other research products and services to government, corporations and universities involved in molecular biology research. The stock went up 12.5% from $56.59 to $63.65, adding 7¢ to each fund share.

Foot Locker, the athletic shoe retailer, added 6¢ to the NAV with the stock climbing 7.4% from $21.93 to $23.55. Strong sales in Europe moved the share price higher.

Pharmaceutical Product Development, Inc. (PPDI) added 6¢ to each Parnassus share, as the stock rose 4.6% from $32.22 to $33.69. PPDI does contract research and development for pharmaceutical companies, and its business has improved with a higher backlog of projects waiting for development. More drug companies are outsourcing their research and development, since PPDI has shown that it can do the research faster and less expensively than the big pharmaceutical companies can.

Outlook and Strategy

As I wrote in the last quarterly report, there are many factors in the current economic environment that would cause one to be pessimistic. Even though they’ve drifted down somewhat, oil prices remain relatively high. Housing construction has fallen off significantly, and it looks like it will fall off even more. The sub-prime lenders (those who lend to people with bad credit) are in real trouble because of loan foreclosures and a couple of them have gone bankrupt. That means less money going into housing and less construction activity. Short-term interest rates are relatively high with the Fed funds rate at 5.25%—up from 1% not that long ago. (The Fed funds rate is the rate at which banks lend money to each other.) The prime rate is at 8.25%, which is also relatively high. Finally, the war in Iraq is costing us billions and putting a lot of strain on the federal budget and adding to the deficit.

16        The Parnassus Funds • March 31, 2007

Despite all these negative factors, I remain fairly optimistic about the economy and the stock market. Let me start with housing and interest rates. Although short-term rates are relatively high now, longer-term rates are not. The 10-year U.S. Treasury note yields only 4.65% and mortgage rates are only around 6%. This means that it is fairly easy and inexpensive to finance long-term economic activities like housing. Although housing will probably continue to be weak this year, I don’t expect a complete collapse with long-term interest rates as low as they are. Commercial construction has been strong because of economic expansion and low interest rates, so this should take up some of the slack from the drop in housing.

I’m also concerned about the war in Iraq for both the human cost and the economic cost. Even though I don’t think the cost will drive us into a recession, I sure would like to use that money for things like health and education instead of the war in Iraq. (By the way, one of our long-time Parnassus shareholders, Ben Cohen of Ben and Jerry’s Ice Cream, has started a campaign to press presidential candidates to come out in favor of changing our budget priorities from the defense budget to social needs. It’s called Business Leaders for Sensible Priorities, and if you’re interested in learning more about it, you can go to his website at www.sensiblepriorities.org.)

The good news is that the economy continues to grow despite all the negative economic factors. In March, 181,000 new jobs were created and the unemployment rate hit 4.4%—the lowest since 2002. Also, U.S. exports to Europe and Japan are increasing and this should help the economy.

Finally, and most importantly, the stock market is now at a relatively low valuation in relation to earnings. As of March 31, the S&P 500 stood at 1,420.86 and the earnings of the S&P 500 companies are expected to be at $94.53 for 2007. If we divide the earnings by the price index, it gives us an earnings yield of 6.65%. This compares to a yield of 4.65% for the 10-year Treasury note, so the S&P is yielding 2.0% more than the 10-year note which is the biggest spread since 1986. A high earnings yield means stocks have relatively low valuations, so there’s a lot of room for growth in share prices.

The price/earnings (P/E) ratio of the S&P 500 is 15.0 (1,420.86 divided by $94.53), which is relatively low, so the stocks in the S&P 500 are undervalued by this measure in comparison to their average over the last decade. (By comparison, the P/E ratio was 26.5 in October of 2002 when the current bull market began.)

Given this situation, we’re keeping the portfolios fully invested in stocks that we consider undervalued. I remain optimistic and I expect the Parnassus Funds to have a good year.

The Parnassus Funds • March 31, 2007        17

Social Notes

Autodesk announced that it had been named by CRO Magazine to the list of the “100 Best Corporate Citizens” in the United States for 2007. Other companies the magazine named that are in the portfolios of the Parnassus Mutual Funds include Intel, IBM, Timberland, Applied Materials, Texas Instruments, Cisco Systems, Johnson & Johnson, The Gap, Google, 3M, Xilinx, Whole Foods Market, Bright Horizons Family Solutions, Baldor Electric, CDW, Tellabs, SLM and Trex.

Whole Foods Market has developed a partnership with EARTH University, a sustainable agriculture school in Costa Rica that also trains Latin American students in entrepreneurship, ethics and human relations. It has developed a high-quality, low-impact, socially responsible banana farm, which is a model for the industry worldwide. The high-quality bananas are available exclusively through Whole Foods supermarkets.

Applied Materials announced that it will install over 1.9 megawatts of solar power generation capability at its research campus in Sunnyvale, California, in what the company believes is the largest solar power installation on an existing corporate facility in the United States. With its acquisition of Applied Films last year, Applied Materials plans to bring significant change to the solar industry by driving down the cost of solar energy, so that solar will become a significant source of energy worldwide.

Citrix Systems provides software to the Population Council, a non profit organization that conducts biomedical and social science research on HIV and AIDS, poverty, gender, youth and reproductive health. It now uses GoToMyPC from Citrix Systems to retrieve data, files and applications while traveling through dozens of countries. “Our researchers are big fans of GoToMyPC because they get the same experience as sitting at their own office PCs, whether they’re in Thailand, Zambia or just working at home,” said Stan Mierzwa, director of IT at the Population Council.

Finally, I would like to thank all of you for investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

18        The Parnassus Funds • March 31, 2007

THE PARNASSUS FUND

Summary Portfolio as of March 31, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
460,000	Citrix Systems Inc.	$14,733,800	$32.03	4.6%
705,000	Intel Corp.	13,486,650	19.13	4.2%
430,000	Texas Instruments Inc.	12,943,000	30.10	4.0%
545,000	Foot Locker Inc.	12,834,750	23.55	4.0%
500,000	Cisco Systems Inc.	12,765,000	25.53	3.9%
275,000	Whole Foods Market Inc.	12,333,750	44.85	3.8%
513,400	Plantronics Inc.	12,126,508	23.62	3.7%
350,000	eBay Inc.	11,602,500	33.15	3.6%
400,000	Ciena Corp.	11,180,000	27.95	3.5%
175,000	Invitrogen Corp.	11,138,750	63.65	3.4%
140,000	Apache Corp.	9,898,000	70.70	3.1%
330,000	J2 Global Communications Inc.	9,147,600	27.72	2.8%
225,000	Bed Bath & Beyond Inc.	9,038,250	40.17	2.8%
220,000	SLM Corp.	8,998,000	40.90	2.8%
160,000	Amgen Inc.	8,940,800	55.88	2.8%
500,000	Invacare Corp.	8,720,000	17.44	2.7%
740,000	BEA Systems Inc.	8,576,600	11.59	2.6%
100,000	Genentech Inc.	8,212,000	82.12	2.5%
210,000	Lincare Holdings Inc.	7,696,500	36.65	2.4%
460,000	RadiSys Corp.	7,516,400	16.34	2.3%
175,000	QUALCOMM Inc.	7,465,500	42.66	2.3%
95,000	3M Co.	7,260,850	76.43	2.2%
1,150,000	Powerwave Technologies Inc.	6,543,500	5.69	2.0%
350,000	Applied Materials Inc.	6,412,000	18.32	2.0%
300,000	Altera Corp.	5,997,000	19.99	1.9%
100,000	Target Corp.	5,926,000	59.26	1.8%
90,000	Valero Energy Corp.	5,804,100	64.49	1.8%
280,000	Gevity HR Inc.	5,527,200	19.74	1.7%
350,000	Tuesday Morning Corp.	5,194,000	14.84	1.6%
400,000	Omnivision Technologies Inc.	5,184,000	12.96	1.6%
200,000	Xilinx Inc.	5,146,000	25.73	1.6%
285,000	Symantec Corp.	4,930,500	17.30	1.5%
130,000	Avid Technology Inc.	4,534,400	34.88	1.4%
125,000	Sysco Corp.	4,228,750	33.83	1.3%
60,000	Teleflex Inc.	4,084,200	68.07	1.3%
40,000	International Business Machines Corp.	3,770,400	94.26	1.2%
200,000	The Gap Inc.	3,442,000	17.21	1.1%

The Parnassus Funds • March 31, 2007        19

THE PARNASSUS FUND

Summary Portfolio as of March 31, 2007 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
50,000	Johnson & Johnson	$3,013,000	$60.26	0.9%
100,000	STERIS Corp.	2,656,000	26.56	0.8%
60,000	Pharmaceutical Product
	Development Inc.	2,021,400	33.69	0.6%
110,000	Cascade Microtech Inc.	1,567,500	14.25	0.5%
40,000	Patterson Cos., Inc.	1,419,600	35.49	0.4%
42,467	Tower Group Inc.	1,368,287	32.22	0.4%
50,000	ViroPharma Inc.	717,500	14.35	0.2%
20,000	WD-40 Co.	634,200	31.71	0.2%
10,000	Quest Diagnostics Inc.	498,700	49.87	0.2%
5,000	Linear Technology Corp.	157,950	31.59	0.0%

	Total common stocks	$317,393,395		98.0%
	Total short-term securities	$2,450,365		0.8%
	Other assets and liabilities	$4,051,939		1.2%

	Total net assets	$323,895,699		100.0%

	Net asset value as of March 31, 2007	$36.56

20        The Parnassus Funds • March 31, 2007

THE PARNASSUS WORKPLACE FUND

Summary Portfolio as of March 31, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
2,200	Valero Energy Corp.	$141,878	$64.49	5.1%
3,100	Whole Foods Market Inc.	139,035	44.85	5.0%
8,000	Symantec Corp.	138,400	17.30	5.0%
4,500	Texas Instruments Inc.	135,450	30.10	4.9%
3,000	QUALCOMM Inc.	127,980	42.66	4.6%
6,500	Intel Corp.	124,345	19.13	4.5%
1,600	3M Co.	122,288	76.43	4.4%
6,000	Gevity HR Inc.	118,440	19.74	4.2%
2,100	Amgen Inc.	117,348	55.88	4.2%
3,500	eBay Inc.	116,025	33.15	4.2%
10,000	BEA Systems Inc.	115,900	11.59	4.2%
1,700	Target Corp.	100,742	59.26	3.6%
3,300	Xilinx Inc.	84,909	25.73	3.0%
2,100	Bed Bath & Beyond Inc.	84,357	40.17	3.0%
1,000	Genentech Inc.	82,120	82.12	2.9%
3,000	Timberland Co.	78,090	26.03	2.8%
2,000	Bright Horizons Family Solutions Inc.	75,500	37.75	2.7%
2,000	Autodesk Inc.	75,200	37.60	2.7%
4,500	RadiSys Corp.	73,530	16.34	2.6%
1,500	AFLAC Inc.	70,590	47.06	2.5%
2,500	Plantronics Inc.	59,050	23.62	2.1%
2,600	Altera Corp.	51,974	19.99	1.9%
2,000	Cisco Systems Inc.	51,060	25.53	1.8%
1,500	WD-40 Co.	47,565	31.71	1.7%
500	International Business Machines Corp.	47,130	94.26	1.7%
100	Google Inc.	45,816	458.16	1.6%
2,500	The Gap Inc.	43,025	17.21	1.5%
700	Johnson & Johnson	42,182	60.26	1.5%
1,000	Graco Inc.	39,160	39.16	1.4%
1,200	Linear Technology Corp.	37,908	31.59	1.4%
1,000	Baldor Electric Co.	37,740	37.74	1.3%
500	Costco Wholesale Corp.	26,920	53.84	1.0%
900	Pfizer Inc.	22,734	25.26	0.8%
400	First Horizon National Corp.	16,612	41.53	0.6%
200	CDW Corp.	12,286	61.43	0.4%
300	Synovus Financial Corp.	9,702	32.34	0.3%
100	Simpson Manufacturing Co., Inc.	3,084	30.84	0.1%

	Total common stocks	$2,716,075		97.2%
	Total short-term securities	$9,366		0.3%
	Other assets and liabilities	$70,211		2.5%

	Total net assets	$2,795,652		100.0%

	Net asset value as of March 31, 2007	$16.98

The Parnassus Funds • March 31, 2007        21

THE PARNASS SMALL - CAP FUND

Summary Portfolio as of March 31, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
27,000	RadiSys Corp.	$441,180	$16.34	6.2%
56,000	Powerwave Technologies Inc.	318,640	5.69	4.5%
12,000	LifeCell Corp.	299,640	24.97	4.2%
8,500	Avid Technology Inc.	296,480	34.88	4.2%
4,500	Invitrogen Corp.	286,425	63.65	4.1%
22,000	Omnivision Technologies Inc.	285,120	12.96	4.1%
20,000	Cascade Microtech Inc.	285,000	14.25	4.1%
12,000	Plantronics Inc.	283,440	23.62	4.0%
10,000	Ciena Corp.	279,500	27.95	4.0%
5,500	The Cooper Cos., Inc.	267,410	48.62	3.8%
13,000	Gevity HR Inc.	256,620	19.74	3.6%
9,000	STERIS Corp.	239,040	26.56	3.4%
64,000	Sanmina-SCI Corp.	231,680	3.62	3.3%
8,000	J2 Global Communications Inc.	221,760	27.72	3.1%
6,500	W&T Offshore Inc.	188,045	28.93	2.7%
10,000	Invacare Corp.	174,400	17.44	2.5%
8,000	Foxhollow Technologies Inc.	167,120	20.89	2.4%
21,000	O2Micro International Ltd. (ADR)	165,900	7.90	2.4%
11,000	Tuesday Morning Corp.	163,240	14.84	2.3%
5,000	Tower Group Inc.	161,100	32.22	2.3%
20,000	KEMET Corp.	153,000	7.65	2.2%
11,000	Exar Corp.	145,640	13.24	2.1%
4,000	Administaff Inc.	140,800	35.20	2.0%
6,000	Lifetime Brands Inc.	125,340	20.89	1.8%
3,000	Bright Horizons Family Solutions Inc.	113,250	37.75	1.6%
3,000	Advanced Medical Optics Inc.	111,600	37.20	1.6%
1,600	Teleflex Inc.	108,912	68.07	1.5%
7,000	ViroPharma Inc.	100,450	14.35	1.4%
6,000	Axcan Pharma Inc.	99,060	16.51	1.4%
14,000	Handleman Co.	97,580	6.97	1.4%
5,500	National Medical Health Card Systems Inc.	85,085	15.47	1.2%
2,500	K-Swiss Inc.	67,550	27.02	1.0%

22        The Parnassus Funds • March 31, 2007

Summary Portfolio as of March 31, 2007 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
3,000	Borders Group Inc.	$61,260	$20.42	0.9%
46,000	Zhone Technologies Inc.	57,040	1.24	0.8%
1,500	Baldor Electric Co.	56,610	37.74	0.8%
1,400	Cytyc Corp.	47,894	34.21	0.7%
1,500	WD-40 Co.	47,565	31.71	0.7%
4,500	TIBCO Software Inc.	38,340	8.52	0.5%
1,000	Dow Jones & Co., Inc.	34,470	34.47	0.5%
1,000	Wolverine World Wide Inc.	28,570	28.57	0.4%
1,000	Synopsys Inc.	26,230	26.23	0.4%
2,500	AirTran Holdings Inc.	25,675	10.27	0.4%
3,500	Restoration Hardware Inc.	22,960	6.56	0.3%
1,000	Trex Co., Inc.	21,530	21.53	0.3%
400	Cymer Inc.	16,620	41.55	0.2%
500	Talbots Inc.	11,810	23.62	0.2%
100	Simpson Manufacturing Co., Inc.	3,084	30.84	0.0%

	Total common stocks	$6,859,665		97.5%
	Total short-term securities	$351,304		5.0%
	Other assets and liabilities	$(174,389)		–2.5%

	Total net assets	$7,036,580		100.0%

	Net asset value as of March 31, 2007	$17.97

The Parnassus Funds • March 31, 2007        23

THE PARNASSUS MID - CAP FUND

Summary Portfolio as of March 31, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
19,000	BEA Systems Inc.	$220,210	$11.59	4.8%
18,000	Micron Technology Inc.	217,440	12.08	4.7%
4,700	Whole Foods Market Inc.	210,795	44.85	4.6%
12,000	Symantec Corp.	207,600	17.30	4.5%
6,000	Pharmaceutical Product Development Inc.	202,140	33.69	4.4%
6,000	Linear Technology Corp.	189,540	31.59	4.1%
4,500	SLM Corp.	184,050	40.90	4.0%
7,500	Foot Locker Inc.	176,625	23.55	3.8%
2,700	Invitrogen Corp.	171,855	63.65	3.7%
5,000	Citrix Systems Inc.	160,150	32.03	3.5%
10,000	JDS Uniphase Corp.	152,300	15.23	3.3%
9,000	RadiSys Corp.	147,060	16.34	3.2%
6,500	Altera Corp.	129,935	19.99	2.8%
5,000	Xilinx Inc.	128,650	25.73	2.8%
3,000	Quicksilver Resources Inc.	119,310	39.77	2.6%
3,000	Lincare Holdings Inc.	109,950	36.65	2.4%
3,000	Patterson Cos., Inc.	106,470	35.49	2.3%
3,500	Endo Pharmaceuticals Holdings Inc.	102,900	29.40	2.2%
2,700	Microchip Technology Inc.	95,931	35.53	2.1%
3,000	IMS Health Inc.	88,980	29.66	1.9%
2,500	Administaff Inc.	88,000	35.20	1.9%
2,200	Autodesk Inc.	82,720	37.60	1.8%
1,000	Sunoco Inc.	70,440	70.44	1.5%
1,800	Sysco Corp.	60,894	33.83	1.3%
1,000	McKesson Corp.	58,540	58.54	1.3%
1,500	St. Jude Medical Inc.	56,415	37.61	1.2%
1,400	Bed Bath & Beyond Inc.	56,238	40.17	1.2%
2,000	Intuit Inc.	54,720	27.36	1.2%
1,500	Williams-Sonoma Inc.	53,190	35.46	1.2%
1,000	Quest Diagnostics Inc.	49,870	49.87	1.1%
1,000	Barr Pharmaceuticals Inc.	46,350	46.35	1.0%

24         The Parnassus Funds • March 31, 2007

Summary Portfolio as of March 31, 2007 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
700	Waters Corp.	$40,600	$58.00	0.9%
2,000	The Gap Inc.	34,420	17.21	0.7%
500	Teleflex Inc.	34,035	68.07	0.7%
1,000	J2 Global Communications Inc.	27,720	27.72	0.6%
600	Liz Claiborne Inc.	25,710	42.85	0.6%
400	Pitney Bowes Inc.	18,156	45.39	0.4%
400	McCormick & Co., Inc.	15,408	38.52	0.3%
100	Cigna Corp.	14,266	142.66	0.3%
200	CDW Corp.	12,286	61.43	0.3%
300	MedImmune Inc.	10,917	36.39	0.2%
300	Tribune Co.	9,633	32.11	0.2%
200	Sigma-Aldrich Corp.	8,304	41.52	0.2%
100	SAFECO Corp.	6,643	66.43	0.1%
100	Gannett Co., Inc.	5,629	56.29	0.1%
100	Amdocs Ltd.	3,648	36.48	0.1%
100	Dow Jones & Co., Inc.	3,447	34.47	0.1%
100	The Charles Schwab Corp.	1,829	18.29	0.0%

	Total common stocks	$4,071,919		88.2%
	Total short-term securities	$149,991		3.2%
	Other assets and liabilities	$397,630		8.6%

	Total net assets	$4,619,540		100.0%

	Net asset value as of March 31, 2007	$17.55

The Parnassus Funds • March 31, 2007        25

THE PARNASSUS FUNDS
The Funds that do well by doing good

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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